EXHIBIT 10.8

EXECUTION COPY

FIRST AMENDMENT TO EIGHTH AMENDED AND

RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO EIGHTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of February 20, 2007 by and among NATIONAL RETAIL PROPERTIES, INC., a corporation formed under the laws of the State of Maryland (the “Borrower”) and formerly known as Commercial Net Lease Realty, Inc., each of the Lenders party hereto, and WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent.

WHEREAS, the Borrower, the Lenders, the Agent and certain other Persons have entered into that certain Eight Amended and Restated Credit Agreement dated as of December 13, 2005 (as amended and in effect immediately prior to the date hereof, the “Credit Agreement”); and

WHEREAS, the Borrower, the Lenders and the Agent desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1. Specific Amendments to Credit Agreement. The parties hereto agree that the Credit Agreement is amended as follows:

(a) The Credit Agreement is amended by restating in full the definitions of “Capitalization Rate” and “Real Property Value” contained Section 1.1. as follows:

“Capitalization Rate” means 8.25%.

“Real Property Value” means (a) the annualized Gross Lease Revenues as of the last day of the fiscal quarter of the Borrower most recently ended of all Properties in place at the end of such fiscal quarter divided by the applicable Capitalization Rate, or (b) in the case of a Property acquired by the Borrower or a Subsidiary during the immediately preceding period of 12 calendar months and that is not vacant, an amount equal to the purchase price paid for such Property (less any amounts paid as a purchase price adjustment, held in escrow, retained as a contingency reserve, or other similar arrangements), if such amount is greater than the amount for such Property determined in accordance with the preceding clause (a).

(b) Section 9.1 of the Credit Agreement is amended by restating subsection (c) thereof in its entirety as follows:

(c) Unencumbered Asset Ratio. The ratio of (i) Unencumbered Asset Value to (ii) Unsecured Debt of the Borrower and its Subsidiaries, to be less than 1.67 to 1.0 at any time.

Section 2. Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Agent of each of the following, each in form and substance satisfactory to the Agent:

(a) A counterpart of this Amendment duly executed by the Borrower and each of the Lenders;

(b) Evidence that the Borrower shall have paid all fees due and payable with respect to this Amendment; and

(c) Such other documents, instruments and agreements as the Agent may reasonably request.

Section 3. Representations. The Borrower represents and warrants to the Agent and the Lenders that:

(a) Authorization. The Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement, as amended by this Amendment, in accordance with their respective terms. This Amendment has been duly executed and delivered by a duly authorized officer of the Borrower and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

(b) Compliance with Laws, etc. The execution and delivery of this Amendment, and the performance by the Borrower of its obligations hereunder and under the Credit Agreement as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice, or both: (i) require any Governmental Approval or violate any Applicable Law relating to the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of the Borrower or any other Loan Party, or any indenture, agreement or other instrument to which the Borrower or any other Loan Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower or any other Loan Party.

(c) No Default. No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.

Section 4. Reaffirmation of Representations by Borrower. The Borrower hereby repeats and reaffirms all representations and warranties made by the Borrower to the Agent and the Lenders in the Credit Agreement and the other Loan Documents to which it is a party on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date) and except for changes in factual circumstances or transactions not prohibited by the Credit Agreement.

Section 6. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

Section 7. Expenses. The Borrower shall reimburse the Agent upon demand for all reasonable costs and expenses (including reasonable attorneys’ fees) incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 8. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF FLORIDA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 10. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

Section 11. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 12. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Eight Amended and Restated Credit Agreement to be executed as of the date first above written.

NATIONAL RETAIL PROPERTIES, INC.

By:	/s/ Philip C. Melaugh
Name:	Philip C. Melaugh
Title:	Senior Vice President

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[Signature Page to First Amendment to Eighth Amended and

Restated Credit Agreement with National Retail Properties, Inc.]

WACHOVIA BANK, NATIONAL ASSOCIATION, individually and as Agent

By:	/s/ Amit Khimji
Name:	Amit Khimji
Title:	Vice President

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[Signature Page to First Amendment to Eighth Amended and

Restated Credit Agreement with National Retail Properties, Inc.]

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Brendon A. Grarou
Name:	Brendon A. Grarou
Title:	Vice President

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[Signature Page to First Amendment to Eighth Amended and

Restated Credit Agreement with National Retail Properties, Inc.]

REGIONS BANK

By:
Name:
Title:

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[Signature Page to First Amendment to Eighth Amended and

Restated Credit Agreement with National Retail Properties, Inc.]

SUNTRUST BANK

By:	/s/ Gregory T. Horstman
Name:	Gregory T. Horstman
Title:	Senior Vice President

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[Signature Page to First Amendment to Eighth Amended and

Restated Credit Agreement with National Retail Properties, Inc.]

BANK OF AMERICA, N.A.

By:	/s/ Mark W. Lariviere
Name:	Mark W. Lariviere
Title:	Senior Vice President

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[Signature Page to First Amendment to Eighth Amended and

Restated Credit Agreement with National Retail Properties, Inc.]

COMERICA INC.

By:	/s/ Leslie A. Vogel
Name:	Leslie A. Vogel
Title:	Vice President

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[Signature Page to First Amendment to Eighth Amended and

Restated Credit Agreement with National Retail Properties, Inc.]

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Wayne Robertson
Name:	Wayne Robertson
Title:	Senior Vice President

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[Signature Page to First Amendment to Eighth Amended and

Restated Credit Agreement with National Retail Properties, Inc.]

BRANCH BANKING AND TRUST COMPANY

By:	/s/ Paul Jessen
Name:	Paul Jessen
Title:	Senior Vice President

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[Signature Page to First Amendment to Eighth Amended and

Restated Credit Agreement with National Retail Properties, Inc.]

US BANK, NATIONAL ASSOCIATION

By:	/s/ Walter Whitt
Name:	Walter Whitt
Title:	Vice President

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[Signature Page to First Amendment to Eighth Amended and

Restated Credit Agreement with National Retail Properties, Inc.]

CITICORP NORTH AMERICA, INC.

By:	/s/ Jeanne Craig
Name:	Jeanne Craig
Title:	Vice President

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[Signature Page to First Amendment to Eighth Amended and

Restated Credit Agreement with National Retail Properties, Inc.]

FIFTH THIRD BANK, a Michigan Banking Corporation

By:	/s/ John A. Marian
Name:	John A. Marian
Title:	Vice President

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[Signature Page to First Amendment to Eighth Amended and

Restated Credit Agreement with National Retail Properties, Inc.]

CHEVY CHASE BANK, FSB

By:	/s/ Carlos Heard
Name:	Carlos Heard
Title:	Vice President